Exhibit 15.1

The Board of Directors and Stockholders

AutoZone, Inc.

We are aware of the incorporation by reference in the following Registration Statements:

Registration Statement (Form S-8 No. 333-42797) pertaining to the AutoZone, Inc. Amended and Restated Employee Stock Purchase Plan

Registration Statement (Form S-8 No. 333-48981) pertaining to the AutoZone, Inc. 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-48979) pertaining to the AutoZone, Inc. 1998 Director Compensation Plan

Registration Statement (Form S-8 No. 333-88243) pertaining to the AutoZone, Inc. Amended and Restated 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-88241) pertaining to the AutoZone, Inc. Amended and Restated Director Compensation Plan

Registration Statement (Form S-8 No. 333-75142) pertaining to the AutoZone, Inc. Third Amended and Restated 1998 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-75140) pertaining to the AutoZone, Inc. Executive Stock Purchase Plan

Registration Statement (Form S-3 No. 333-83436) pertaining to a shelf registration to sell 15,000,000 shares of common stock owned by certain selling stockholders

Registration Statement (Form S-8 No. 333-103665) pertaining to the AutoZone, Inc. 2003 Director Compensation Plan

Registration Statement (Form S-8 No. 333-103666) pertaining to the AutoZone, Inc. 2003 Director Stock Option Plan

Registration Statement (Form S-8 No. 333-139559) pertaining to the AutoZone, Inc. 2006 Stock Option Plan

Registration Statement (Form S-3ASR No. 333-152592) pertaining to a shelf registration to sell debt securities

Registration Statement (Form S-8 No. 333-171186) pertaining to the AutoZone, Inc. 2011 Equity Incentive Award Plan

Registration Statement (Form S-3ASR No. 333-180768) pertaining to a shelf registration to sell debt securities

Registration Statement (Form S-3ASR No. 333-203439) pertaining to a shelf registration to sell debt securities and in the related Prospectuses of our report dated June 14, 2017 related to the unaudited condensed consolidated financial statements of AutoZone, Inc., that are included in this Quarterly Report (Form 10-Q) of AutoZone, Inc. for the quarter ended May 6, 2017.

                         /s/ Ernst & Young LLP

Memphis, Tennessee

June 14, 2017

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